UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2006

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.—Entry into a Material Definitive Agreement

On April 12, 2006, the Board of Directors (the “Board”) of United Technologies Corporation (“UTC”) approved modifications to UTC’s compensation program for non-employee directors.

Under the prior program, non-employee directors were paid an annual retainer of $100,000 ($110,000 for committee chairs, $125,000 for Audit Committee members, and $135,000 for each of the Audit Committee Chair and the director designated to preside at executive sessions of the non-management directors), which they could elect to receive in one of the following forms: (a) 60% in deferred stock units issued under the United Technologies Corporation Board of Directors Deferred Stock Unit Plan (the “Plan”) and 40% in cash; (b) 100% in deferred stock units; (c) 60% in non-qualified options to purchase Common Stock and 40% in cash; or (d) 100% in non-qualified options to purchase Common Stock. In addition, each non-employee director received on the date of election to the Board a one-time grant of restricted stock units valued at $100,000 and received an annual grant of stock options valued at $100,000. Non-employee directors were required to own shares or share equivalents having a value at least equal to three times their annual retainer within five years of joining the Board.

Under the new non-employee director compensation program, effective April 12, 2006, the annual retainer and annual grant of stock options have been combined into a single annual retainer fee of $220,000 ($230,000 for committee chairs, $250,000 for Audit Committee members, and $260,000 for each of the Audit Committee Chair and the director designated to preside at executive sessions of the non-management directors). Non-employee directors may elect to receive the fee in one of the following forms: (a) 60% in deferred stock units issued under the Plan and 40% in cash; or (b) 100% in deferred stock units. New non-employee directors will continue to receive on the date of election to the Board a one-time grant of restricted stock units valued at $100,000. All deferred stock units granted to a non-employee director will be subject to the terms and conditions of the Plan. Upon retirement or termination from the Board, the value of the accumulated deferred stock units is paid in cash as a lump sump or in ten or fifteen annual installments, at the election of the director. UTC’s stock ownership guidelines for non-employee directors have been revised to require ownership of shares or share equivalents equal to $300,000 within five years of joining the Board.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	United Technologies Corporation Board of Directors 2006 Retainer Payment Election Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: April 18, 2006	By:	/s/ Debra A. Valentine
Debra A. Valentine
Vice President, Secretary and Assistant General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	United Technologies Corporation Board of Directors 2006 Retainer Payment Election Form